TRANSFER DEED

Folio No: -----------

Certificate No: ---------

I, **Anila Bashir** Wife of **M. Muzammal Khan Wazeeri** having CNIC# 54400-6881853-8 resident of Chak no. 266/H.R, Dakhana Fort Abbas, Bahawalnagar, Punjab, member of M/s **K2 GAMER (PRIVATE) LIMITED** in consideration of the sum of rupees Rs. 3,00,000/- (Rupees Three Hundred Thousand Only) paid to me by **M/S GAMER PAKISTAN** having Registration no. 20213876818 R/o 2140 S. Dupont Highway, Camden, Kent County, Delware 19934, do hereby transfer to the said transferee the shares numbered 6,701 to 9,700 (both inclusive) in M/s **K2 GAMER (PRIVATE) LIMITED** to hold unto the said transferee, his executors, administrators and assigns, subject to the several conditions on which I held the same at the time of the execution hereof, and I the said transferee, do hereby agree to take the said shares subject to the conditions aforesaid. As witness our hands the **November 8, 2022**

M. Jawaid

Signed by the above named
Transferor in the presence of:

Witness Name: MOHD. JAWAID
CNIC: 17201-6575921-3
Occupation: BUISNESS.
Address: H. No 1196/16 AZIZ BHUTI ROAD NOWSHERA CANTT.

Anila Bashir
CNIC: 54400-6881853-8
Transferor's
(Seller's Signature): Anila
Address: Chak no. 266/H.R, Dakhana Fort Abbas, Bahawalnagar, Punjab

Gamer Pakistan Inc.
Reg. no. 20213876818
Transferee's
(Buyer's Signature): Alexander
Occupation: Chief Executive
Address: 2140 S. Dupont Highway, Camden, Kent County, Delware 19934

Signed by the above named
Transferee in the presence of:

Shifa Benish

Witness Name: Shifa Benish
CNIC: 16101-1858912-4
Occupation: Business
Address: H/No. 1196/16 Aziz Bhati Road, Naushera.

Entered register of transfer No. 03
Approved by Mr. Muhammad Jamal Qureshi
Director, on November 8, 2022

Purchaser's Specimen Signature

Alexander

TRANSFER DEED

Folio No: -----------

Certificate No: ---------

I, **Shifa Benish** Wife of **Muhammad Jamal Khan Qureshi** having CNIC# 16101-1858912-4 resident of House No. 1196/16, Aziz Bhatti Road, Nowshara Cantt. Nowshara, member of M/s **K2 GAMER (PRIVATE) LIMITED** in consideration of the sum of rupees Rs. 300,000/- (Rupees Three Hundred Thousand Only) paid to me by **M/S GAMER PAKISTAN** having Registration no. 20213876818 R/o 2140 S. Dupont Highway, Camden, Kent County, Delware 19934, do hereby transfer to the said transferee the shares numbered 3,401 to 6,400 (both inclusive) in **M/s K2 GAMER (PRIVATE) LIMITED** to hold unto the said transferee, his executors, administrators and assigns, subject to the several conditions on which I held the same at the time of the execution hereof, and I the said transferee, do hereby agree to take the said shares subject to the conditions aforesaid. As witness our-hands the **November 8, 2022**

M. Jawaid

Signed by the above named
Transferor in the presence of:

Witness Name: MOHD JAWAID
CNIC: 17201-6575921-3
Occupation: BUISNESS.
Address: H.NO.1196/16 AZIZ BHUTTI ROAD NOWSHERA CANTT.

Shifa Benish
CNIC: 16101-1858912-4
Transferor's
(Seller's Signature): Shifa Benish
Address: House No. 1196/16, Aziz Bhatti Road, Nowshara Cantt. Nowshara.

Signed by the above named
Transferee in the presence of:

M. Jamal Qureshi
Witness Name:
CNIC: 17201-4840505-7
Occupation: Business.
Address:
H.No 1196/16, Aziz Bhatti Road, Nowshera.

Gamer Pakistan Inc.
Reg. no. 20213876818
Transferee's
(Buyer's Signature): Alexandrov
Occupation: Chief Executive
Address: 2140 S. Dupont Highway, Camden, Kent County, Delware 19934

Entered register of transfer No. 02
Approved by Mr. Muhammad Jamal Qureshi
Director, on November 8, 2022

Purchaser's Specimen Signature

Alexandrov

TRANSFER DEED

Folio No: ----------- Certificate No: ---------

I, **Muhammad Jamal Qureshi** son of **Muhammad Javed Qureshi** having CNIC# 17201-4840005-7 resident of House No. 1196/16, Aziz Bhatti Road, Nowshara Cantt. Nowshara, member of M/s **K2 GAMER (PRIVATE) LIMITED** in consideration of the sum of rupees Rs. 300,000/- (Rupees Three Hundred Thousand Only) paid to me by **M/S GAMER PAKISTAN** having Registration no. 20213876818 R/o 2140 S. Dupont Highway, Camden, Kent County, Delware 19934, do hereby transfer to the said transferee the shares numbered 401 to 3,400 (both inclusive) in M/s **K2 GAMER (PRIVATE) LIMITED** to hold unto the said transferee, his executors, administrators and assigns, subject to the several conditions on which I held the same at the time of the execution hereof, and I the said transferee, do hereby agree to take the said shares subject to the conditions aforesaid. As witness our hands the **November 8, 2022**

M. Jawaid

Signed by the above named
Transferor in the presence of:

Witness Name: MOHD - JAWAID
CNIC: 17201-6575921-3
Occupation: BUISNESS.
Address: H. No. 1196/16 AZIZ BHUTTI ROAD NOWSHERA CANTT

Muhammad Jamal Qureshi
CNIC: 17201-4840005-7
Transferor's
(Seller's Signature):
Address: House No. 1196/16, Aziz Bhatti Road,, Nowshara Cantt. Nowshara.

Gamer Pakistan Inc.
Reg. no. 20213876818
Transferee's
(Buyer's Signature): Alexandrov
Occupation: Chief Executive
Address: 2140 S. Dupont Highway, Camden, Kent County, Delware 19934

Signed by the above named
Transferee in the presence of:

Shifa Benish

Witness Name: Shifa Benish
CNIC: 16101-1858912-4
Occupation: Business
Address: H/No. 1196/16 Aziz Bhati Road, Nowshera

Purchaser's Specimen Signature

Alexandrov

Entered register of transfer No. 01
Approved by Mr. Muhammad Jamal Qureshi
Director, on November 8, 2022